                               RS INVESTMENT TRUST

                              PROSPECTUS SUPPLEMENT
                         TO PROSPECTUS DATED MAY 1, 2001


The name of RS MICROCAP GROWTH FUND has been changed to RS SMALLER COMPANY GROWTH FUND.




August 1, 2001

                               RS INVESTMENT TRUST

                              PROSPECTUS SUPPLEMENT
                         TO PROSPECTUS DATED MAY 1, 2001





RS PARTNERS FUND

The first sentence of the section "Principal Investment Strategies" on page 30 of the Prospectus is replaced with the following:

"The Fund invests in equity securities primarily of companies with market capitalizations of up to $1.5 billion that RS Investments believes are undervalued."

THE INFORMATION AGE FUND(R) AND RS VALUE + GROWTH FUND

RS Investment Management, L.P. serves as investment adviser to The Information Age Fund(R) and RS Value + Growth Fund. RS Investment Management, L.P. furnishes a continuing investment program for those Funds and makes investment decisions on their behalf.

The Information Age Fund(R) is managed by James L. Callinan and Stephen J. Bishop. The Value + Growth Fund is managed by a team of investment professionals at RS Investments led by John L. Wallace. Information regarding Messrs. Bishop, Callinan, and Wallace appears on pages 42-43 of the Prospectus. Elijah Asset Management, LLC no longer serves as sub-adviser to either of those Funds.

MICROCAP GROWTH FUND

The name of RS MicroCap Growth Fund has been changed to RS Smaller Company Growth Fund.



August 1, 2001